مجليس دأيره كوالا سلاڠور
MAJLIS DAERAH KUALA SELANGOR
45000 KUALA SELANGOR, SELANGOR DARUL EHSAN
Tel : 03-3289 1439 / 3289 1549 / 3289 2340 Fax : 03-3289 1101 / 03-3289 3386
E-mail: ydp@mdks.gov.my
Portal: http://www.mdks.gov.my

"KEJUJURAN DAN KETEKUNAN"

selangorku

Ruj. Kami : Bil. (69)dlm.MDKS 301/18/1/2013/12
Tarikh : 23 April 2015
4 ~~Jamadil-Akhir~~ Rejab 1436H

TERIMA
10 JUN 2015
Jabatan Bandar Dan Desa
Majlis Daerah
Kuala Selangor

MOHAMAD YUSLI B. ASKANDAR, PPC.,
Pegawai Perancang Bandar Dan Desa
Majlis Daerah Kuala Selangor

TETUAN ASNATECH CONSULT
32-1, Jalan Tanjung SD 13/1,
Bandar Sri Damansara,
52200 Kuala Lumpur,
Selangor Darul Ehsan.

Tuan,

PERMOHONAN KEBENARAN MERANCANG BAGI CADANGAN PEMBANGUNAN BERCAMPUR (KEDIAMAN DAN PERNIAGAAN) PEMILIKAN BERSTRATA MENGIKUT SEKSYEN 6 (1A) AKTA HAK MILIK STRATA 1985 MELALUI PENYERAHAN BALIK DAN PEMBERIMILIKAN SEMULA DI BAWAH SEKSYEN 204D (KTN) DI ATAS PT 9135, MUKIM IJOK, DAERAH KUALA SELANGOR, SELANGOR DARUL EHSAN UNTUK TETUAN IMPIANA MAKSIMA SDN. BHD.

Dengan hormatnya saya merujuk kepada perkara di atas dan surat tuan bertarikh 10 April, 2015 yang diterima pada 10 April, 2015.

2. Untuk makluman tuan, Mesyuarat Jawatankuasa Pusat Setempat Bil. 19/2013 yang bersidang pada 29 Oktober, 2013 telah meluluskan permohonan kebenaran merancang tuan berdasarkan pelan pemohon No. Pelan AT/KM/KS/PGCG/LAYOUT27-IMPIANA.

3. Bersama ini disertakan keputusan Kebenaran Merancang dan lima (5) salinan pelan lulus Bil. **MDKS / JPP / PS / 21 / 2015** untuk tindakan pihak tuan selanjutnya. Sehubungan dengan itu, tuan dikehendaki mengemukakan perkara-perkara berikut untuk tindakan selanjutnya:

pre-computation plan (linen)

3.1 Mengemukakan 20 salinan pelan pra-hitungan (1 linen) dan 2 disket / cd pelan lulus dan pelan pra-hitungan yang mematuhi format seperti berikut:-

Set back

- I) Unjuran – "Cassini Projection"
- II) Unit Skil 1 : 10,000 / 5,000
- III) Format dwg
- IV) Mengandungi titik koordinat

3.2 Mengemukakan surat perakuan bahawa tuan tanah/pemaju akan mematuhi semua syarat kelulusan yang ditetapkan oleh Majlis semasa mengemukakan pelan-pelan pra-hitungan untuk perakuan jabatan ini.

4. Sekiranya pihak pemaju/pemohon tidak berpuashati (terkilan) dengan keputusan atau syarat-syarat keputusan, rayuan boleh dibuat kepada **Lembaga Rayuan Negeri Selangor, Jabatan Perancangan Bandar dan Desa Negeri Selangor** mengikut peruntukan Subseksyen 23(1a) dan (b), Akta Perancangan Bandar dan Desa 1976, (Akta 172) dalam tempoh 30 hari daripada keputusan disampaikan.

Sekian, dimaklumkan.

" BERKHIDMAT UNTUK NEGARA "

Saya yang menjalankan tugas,

(HAJAH NORAINI BINTI ROSLAN,*S.I.S., P.P.T.*)
Yang Dipertua,
Majlis Daerah Kuala Selangor

s.k.:

1. Jabatan Perancangan Bandar dan Desa Negeri Selangor - sesalinan surat, pelan susunatur dan cd disertakan
2. Jabatan Pengairan dan Saliran Daerah K.Sel
3. Jabatan Kerja Raya K.Sel
4. Lembaga Perumahan Dan Hartanah Selangor
5. Jabatan Alam Sekitar Negeri Selangor
6. Pentadbir Tanah Daerah Kuala Selangor
7. Indah Water Konsortium Sdn. Bhd
8. Syarikat Bekalan Air Selangor Sdn. Bhd.
9. Jabatan Penilaian dan Perkhidmatan Harta Klang, (NAPIC)
10. Jbt. Pembangunan & Penyelenggaraan, MDKS
11. Jabatan Kawalan Bangunan, MDKS
12. Jabatan Penilaian & Pengurusan Harta, MDKS
13. Urusetia Pusat Setempat (OSC) MDKS
14. Tetuan Impiana Maksima Sdn. Bhd.

(Items 2–14: Sesalinan surat dan pelan kelulusan di sertakan.)

HNBRMYA/GMks/16042015..